Exhibit 13.2 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 The certification set forth below is being submitted in connection with Amendment No. 2 to Polestar Automotive Holding UK PLC’s annual report on Form 20-F/A for the year ended December 31, 2023 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code. I, Jean-François Mady, the Chief Financial Officer of Polestar Automotive Holding UK PLC, certify that: 1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and 2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Polestar Automotive Holding UK PLC. Date: April 23, 2025 /s/ Jean-François Mady Jean-François Mady Chief Financial Officer